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                                                                   EX-99.906CERT

CERTIFICATIONS PURSUANT TO SECTION 906


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of Smith Barney Investment Trust--Smith Barney Intermediate Maturity New York Municipals Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
Smith Barney Investment Trust--             Smith Barney Investment Trust--
Smith Barney Intermediate Maturity          Smith Barney Intermediate Maturity
New York Municipals Fund                    New York Municipals Fund

/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 --------------------------
R. Jay Gerken                               Richard Peteka
Date: July 31, 2003                         Date: July 31, 2003

A signed original of this written statement required by Section 906, or document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Smith Barney Investment Trust - Smith Barney Intermediate Maturity New York Municipals Fund and will be retained by Smith Barney Investment Trust - Smith Barney Intermediate Maturity New York Municipals Fund and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.